SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 [(Amendment No.     )]

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Check the appropriate box:

☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

(Names of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

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THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

(a portfolio consisting of 26 separate portfolios)

c/o Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that the Special Meeting of Shareholders of The Universal Institutional Funds, Inc. (the “Fund”) will be held on Thursday, June 5, 2003 at 10:00 a.m., at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, in Conference Room 1, for the following purposes:

1.  To elect Directors of the Fund.

2.  To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only holders of record of shares of the Fund at the close of business on April 10, 2003, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

MARY E. MULLIN

Secretary

Dated: May 5, 2003

If you do not expect to attend the Meeting, please sign and promptly return the enclosed Proxy Card in the enclosed self-addressed envelope. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your Proxy Card.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

(a portfolio consisting of 26 separate portfolios)

c/o Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, New York 10020

PROXY STATEMENT

This proxy statement is furnished by the Board of Directors, the directors of which are referred to as the “Directors,” of The Universal Institutional Funds, Inc. (the “Fund”) in connection with the solicitation of Proxies by the Board of Directors for use at the Special Meeting of Shareholders (the “Meeting”) to be held on June 5, 2003, at the principal executive office of Morgan Stanley Investment Management Inc. (hereinafter “MSIM” or the “Manager”), 1221 Avenue of the Americas, 22nd Floor, Conference Room 1, New York, New York 10020. It is expected that the Notice of Special Meeting, Proxy Statement and Proxy Card will first be mailed to holders of common stock of the Fund (the “Shareholders”) on or about May 5, 2003. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Shareholders.

If the accompanying Proxy Card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance and voting at the Meeting. All proxies that are properly signed and received in time and not revoked will be voted as marked. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors.

The Board has fixed the close of business on April 10, 2003 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Each full share will be entitled to vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the record date, the portfolios of the Fund (each a “Portfolio” and collectively, the “Portfolios”) had shares outstanding and entitled to vote as set forth below:

Portfolio	Shares Outstanding
Active International Allocation Portfolio	2,696,113
Core Plus Fixed Income Portfolio	28,123,433
Emerging Markets Debt Portfolio	19,601,580
Emerging Markets Equity Portfolio	26,364,935
Equity Growth Portfolio	8,006,972
Global Value Equity Portfolio	7,770,196

Portfolio	Shares Outstanding
High Yield Portfolio	7,846,441
International Magnum Portfolio	9,391,406
Mid Cap Growth Portfolio	6,387,886
Money Market Portfolio	87,055,435
Technology Portfolio	9,838,633
U.S. Mid Cap Core Portfolio (formerly Mid Cap Value)	15,010,665
U.S. Real Estate Portfolio	42,865,128
Value Portfolio	3,890,982

Inactive Portfolios
Asian Equity Portfolio	None
Balanced Portfolio	None
Capital Preservation Portfolio	None
Core Equity Portfolio	None
Equity and Income Portfolio	None
Global Franchise Portfolio	None
International Fixed Income Portfolio	None
Investment Grade Fixed Income Portfolio	None
Latin American Portfolio	None
Multi-Asset Class Portfolio	None
Small Company Growth Portfolio	None
Targeted Duration Portfolio	None

The shares of the Fund are currently held only by insurance companies (the “Insurance Companies”) for allocation to certain of their separate accounts (each an “Account”) established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies they issue (collectively, the variable annuity contracts and the variable life policies are hereafter referred to as the “Contracts”).

In accordance with their view of currently applicable law, the Insurance Companies will vote the shares of each of the Portfolios held in the applicable Account based on instructions received from the owners of Contracts (“Contract Owners”) having the voting interest in the corresponding sub-accounts of the Account. In connection with the solicitation of such instructions from such Contract Owners, it is understood and expected that the Insurance Companies will furnish a copy of this Proxy Statement to Contract Owners and that the Insurance Companies will furnish to Contract Owners one or more instruction cards by which the Contract Owners may provide their instructions to the Insurance Companies. Shares for which no instructions are received in time to be voted will be voted by the Insurance Companies in the same proportion as shares for which instructions have been received in time to be voted.

The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, online or oral communications by regular employees of certain affiliates of the Fund, including MSIM (which conducts business under the names Morgan Stanley Asset Management, Miller Anderson and Van

Kampen), the investment adviser to the Fund’s Portfolios (the “Adviser”), who will receive no extra compensation for its services.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2002 to any shareholder requesting such report. Requests for the annual report should be made in writing to The Universal Institutional Funds, Inc., c/o J.P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02108-2798, by calling 1-800-221-6726 or by visiting the Manager’s internet website at www.morganstanley.com/im.

J.P. Morgan Investor Services Co. is an affiliate of the Fund’s administrator, JPMorgan Chase Bank (“JPMorgan Chase”), and provides administrative services to the Fund. The business address of JPMorgan Chase and J.P. Morgan Investor Services Co. is 73 Tremont Street, Boston, Massachusetts 02108-2798.

The Board of Directors of the Fund recommends that you vote “FOR” the election of the nominees as Directors as set forth in Proposal No. 1 of the Notice of Special Meeting of Shareholders.

ELECTION OF DIRECTORS

(Proposal No. 1)

At the Meeting, Shareholders of the Fund will be asked to elect seven individuals to the Board of Directors of the Fund. The same seven individuals are nominees for the Fund’s Board. It is the intention of the persons named in the accompanying Proxy Card to vote, on behalf of the Shareholders, for the election of Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Wayne E. Hedien, James F. Higgins, Dr. Manuel H. Johnson and Phillip J. Purcell, each for a term commencing on July 31, 2003.

The election of each of the listed nominees for Director of the Board requires the favorable vote of a majority of shares represented at the Meeting at which a majority of Shareholders entitled to vote is present. The persons named as Proxies on the enclosed Proxy Card(s) will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the Proxy Card.

The proposed slate of nominees reflects an effort to consolidate the existing Board of the Fund with the board of directors of the open-end and closed-end registered investment companies managed by an affiliate of the Manager and which are marketed to retail investors (the “Retail Funds”). Among other benefits to the Fund, the current Board of Directors of the Fund believes that the consolidation will provide the opportunity for administrative efficiencies and some cost savings in addition to improving the effectiveness of the Board.

Board Approval of the Election of Directors

In order to effect this consolidation, the individual nominees were evaluated and nominated by the Fund’s current Board of Directors. At a meeting held on March 24, 2003, the Board of Directors of the Fund proposed that Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Wayne E. Hedien, James F. Higgins, Dr. Manuel H. Johnson and Phillip J. Purcell, current directors of the Retail Funds, become Directors of the Fund. Each proposal for election of a Director of the Fund made by the Board of Directors of the Fund is subject to the approval of the Fund’s Shareholders at the Meeting. The seven nominees listed above will effectively be replacing the following eight Directors: Ronald E. Robison, Mitchell M. Merin (who was elected at a February 13, 2003 Board Meeting), John D. Barrett II, Vincent R. McLean, Jr., C. Oscar Morong, Jr., Gerard E. Jones, Thomas P. Gerrity and William G. Morton, who have each tendered their resignations as Directors of the Fund effective July 31, 2003 (or, if the Fund’s Shareholder meeting is not held by then, on such later date as the meeting is held). Michael Nugent, Fergus Reid and Joseph J. Kearns will continue to serve on the Board.

Pursuant to the Fund’s By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,

(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-two years of age, or (v) his removal as provided by statute or the Fund’s Articles of Incorporation. Each officer of the Fund will hold such office until his or her death or resignation or a successor has been duly elected and qualified.

Board Meetings and Committees

The Board of Directors of the Fund has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Fund has adopted a formal, written Audit Committee Charter. The Audit Committee met two times during the fiscal year ended December 31, 2002.

The members of the Audit Committee are currently Joseph J. Kearns, John D. Barrett II, Vincent R. McLean, C. Oscar Morong, Jr. and Gerard E. Jones, none of whom is an “interested person,” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (with such disinterested Directors being “Independent Directors” or individually, “Independent Director”). The current Chairman of the Audit Committee is Joseph J. Kearns.

The Board of Directors also has a Nominating and Compensation Committee. The Nominating and Compensation Committee evaluates and recommends nominees for election to the Fund’s Board of Directors and establishes compensation for Independent Directors. The Fund has adopted a formal written Nominating and Compensation Committee Charter. The members of the Nominating and Compensation Committee are currently Fergus Reid, William G. Morton, Jr., Thomas P. Gerrity and Michael Nugent, each of whom is an Independent Director. The current Chairman of the Nominating and Compensation Committee is Fergus Reid. The Nominating and Compensation Committee did not meet during the fiscal year ended December 31, 2002.

There were four meetings of the Board of Directors of the Fund held during the fiscal year ended December 31, 2002. For the 2002 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served held during the time he was a member of the Board.

Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, Proxy Cards will be voted for such persons as the Board of Directors may recommend.

Information Regarding Current Directors and Nominee Directors

Certain information regarding the current Directors of the Fund and nominees for election as Directors is set forth below:

Name, Address and Age	Position and Term of Office with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Current Interested Directors
Mitchell M. Merin*(1) 1221 Avenue of the Americas New York, NY 10020 (49)	Director and Chairman of the Board for the Fund since 2003

President, Chief Operating Officer and Director of MSIM; President, Director and Chief Executive Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc.; Chairman and Director of Morgan Stanley Trust; Director of various Morgan Stanley subsidiaries; President and Chief Executive Officer of the Retail Funds and TCW/DW Term Trust 2003; Trustee, President and Chief Executive Officer of the Van Kampen open-end funds; President and Chief Executive Officer of the Van Kampen closed-end funds; Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., Executive Vice President of Morgan Stanley Distributors Inc., Vice President of the Retail Funds and Executive Vice President of Morgan Stanley.

			None	None	91

Name, Address and Age	Position and Term of Office with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Current Interested Directors
Ronald E. Robison*(1) 1221 Avenue of the Americas New York, NY 10020 (64)	Director of the Fund since 2001	Chief Global Operations Officer and Managing Director of MSIM; Managing Director of MSIM; Managing Director of Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; President, Chief Executive Officer and Director of Morgan Stanley Trust; Director or Trustee and President of various U.S. registered investment companies managed by MSIM; Vice President of the Retail Funds; Formerly, Managing Director and Chief Operating Officer of TCW Funds Management and Managing Director of Trust Company of the West.	None	None	94

Interested Nominees
Charles A. Fiumefreddo*† c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311 (69)	Nominee for Director of the Fund	Chairman and Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc. and Morgan Stanley Services Company Inc., Executive Vice President and Director of Morgan Stanley Dean Witter, Chairman and Director of Morgan Stanley Trust and Director and/or officer of various Morgan Stanley subsidiaries and Chief Executive Officer of the Retail Funds and the TCW/DW Term Trusts.	None	None	214

Name, Address and Age	Position and Term of Office with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Interested Nominees
James F. Higgins*† c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311 (55)	Nominee for Director of the Fund	Senior Advisor to Morgan Stanley; Director of Morgan Stanley Distributors Inc. and Dean Witter Realty Inc.; Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services); Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, President and Chief Operating Officer of the Private Client Group of Morgan Stanley and President and Chief Operating Officer of Individual Securities of Morgan Stanley.	None	None	214

Phillip J. Purcell*† 1585 Broadway New York, NY 10036 (59)	Nominee for Director of the Fund	Chairman of the Board of Directors and Chief Executive Officer of Morgan Stanley and Morgan Stanley Dean Witter Inc.; Director of Morgan Stanley Distributors Inc.; Director and/or officer of various Morgan Stanley subsidiaries; Chairman of the Board of Directors and Chief Executive Officer of Novus Credit Services Inc.; Director of American Airlines, Inc. and its parent company, AMR Corporation; Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003.	None	None	214

*	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. Purcell is Chairman and Chief Executive Officer of Morgan Stanley, of which the Manager is a subsidiary, and Messrs. Merin and Robison are officers of the Manager. Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds and affiliated with the Manager. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Manager is a subsidiary.
**	This information has been furnished by each Director and nominee. The dollar values in this table are based upon the market price of the Fund’s shares as of April 10, 2003.
†	Nominee for election as a Director of the Fund at the Meeting.
(1)	Messrs. Merin and Robison each have tendered their resignations as Directors effective July 31, 2003 (or, if the Fund’s Shareholder meeting is not held by then, on such later date as the meeting is held).
(2)	The term “Family of Investment Companies” refers to certain registered investment companies, including the Fund, which are advised by the Manager or share the same principal underwriter and are held out to investors as related companies for purposes of investment and investor services.

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Current Independent Directors
John D. Barrett II (1) Barrett Associates, Inc. 565 Fifth Avenue New York, NY 10017 (67)	Director of the Fund since 1996	CEO and Chairman of the Board of Directors of Barrett Associates, Inc. (investment counseling); Director of the Ashforth Company (real estate); Chairman of the Barrett Growth Fund; Limited Partner, Barrett Growth Partners, LP; Limited Partner, Long Meadow Holdings, LP; Director or Trustee of various U.S. registered investment companies managed by MSIM.	None	Over $100,000	91

Thomas P. Gerrity (1) Wharton School University of Pennsylvania Philadelphia, PA 19104-6370 (61)	Director of the Fund since 2001

Professor of Management at the Wharton School of Business, University of Pennsylvania; Director of Sunoco (oil refining), Fannie Mae (mortgage finance), CVS Corporation (retail pharmacy), Internet Capital Group and Knight-Ridder, Inc. (newspapers); Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Dean of Wharton School of Business, University of Pennsylvania, and Director of Reliance Group Holdings (insurance), IKON Office Solutions, Inc. (office equipment), Fiserv (financial services), Investor Force Holdings, Inc. (institutional investment information services), Digital Equipment Corporation (computer equipment), ICG Commerce, Inc. (internet commerce) and Union Carbide Corporation (chemicals).

			None	$10,001-$50,000	91

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director

Current Independent Directors

Gerard E. Jones(1) Shipman & Goodwin, LLP 43 Arch Street Greenwich, CT 06830 (66)	Director of the Fund since 1996	Of Counsel, Shipman & Goodwin, LLP (law firm); Director of Tractor Supply Company, Tiffany Foundation and Fairfield County Foundation; Director or Trustee of various U.S. registered investment companies managed by MSIM.	None	Over $100,000	93

Joseph J. Kearns PMB 754 23852 Pacific Coast Highway Malibu, CA 90625 (60)	Director of the Fund since 2001	President, Kearns & Associates LLC (investment consulting); Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and UCLA Foundation; Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Chief Financial Officer of The J. Paul Getty Trust.	None	$10,001-$50,000	215

Vincent R. McLean(1) 702 Shackamaxon Dr. Westfield, NJ 07090 (71)	Director of the Fund since 2001	Director of Legal and General America, Inc. (insurance), Banner Life Insurance Co. and William Penn Life Insurance Company of New York; Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Executive Vice President, Chief Financial Officer, Director and Member of the Executive Committee of Sperry Corporation (now part of UNISYS Corporation) (computers).	None	$1-$10,000	91

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director
Current Independent Directors

C. Oscar Morong, Jr.(1) 1385 Outlook Drive West Mountainside, NJ 07092 (67)	Director of the Fund since 2001	Managing Director of Morong Capital Management; Trustee of the mutual funds in the Smith Barney CitiFunds fund complex; Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Senior Vice President and Investment Manager for CREF, TIAA-CREF Investment Management, Inc. and Director of the Indonesia Fund, the Landmark Funds and Ministers and Missionaries Benefit Board of American Baptist Churches.	None	$10,001-$50,000	91

William G. Morton, Jr.(1) 100 Franklin Street Boston, MA 02110 (65)	Director of the Fund since 2000	Director of RadioShack Corporation (electronics); Director or Trustee of various U.S. registered investment companies managed by MSIM; Formerly, Chairman and Chief Executive Officer of Boston Stock Exchange.	None	$50,001-$100,000	91

Michael Nugent Triumph Capital 445 Park Avenue New York, NY 10022 (66)	Director of the Fund since 2001	General Partner, Triumph Capital, a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds; Director or Trustee of various U.S. registered investment companies managed by MSIM; Director of various business organizations; Formerly, Vice President of Bankers Trust Company and BT Capital Corporation.	None	Over $100,000	214

Fergus Reid 85 Charles Colman Boulevard Pawling, NY 12564 (70)	Director of the Fund since 1996	Chairman and Chief Executive Officer of Lumelite Plastics Corporation; Trustee and Director of certain investment companies in the J.P. Morgan Funds complex managed by J.P. Morgan Investment Management Inc.; Director of various U.S. registered investment companies managed by MSIM.	None	Over $100,000	216

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director

Independent Nominees

Michael Bozic† c/o Mayer, Brown, Rowe & Maw 1675 Broadway New York, NY 10019 (62)	Nominee for Director of the Fund	Retired; Director of Weirton Steel Corporation; Director or Trustee of the Retail Funds and the TCW/DW Term Trusts; Formerly, Vice Chairman of Kmart Corporation, Chairman and Chief Executive Officer of Levitz Furniture Corporation, President and Chief Executive Officer of Hills Department Stores and Chairman, Chief Executive Officer, President and Chief Operating Officer of the Sears Merchandise Group of Sears, Roebuck & Co.	None	None	214

Edwin J. Garn† c/o Summit Ventures LLC 1 Utah Center 201 S. Main Street Salt Lake City, UT 84111 (70)	Nominee for Director of the Fund

Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and The Boeing Company) and Nuskin Asia Pacific (multilevel marketing); Member of the boards of various civic and charitable organizations; Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, United States Senator (R-Utah), Chairman, Senate Banking Committee, Mayor of Salt Lake City, Utah, Astronaut, Space Shuttle Discovery, Vice Chairman, Huntsman Corporation (chemical company) and Member of the Utah Regional Advisory Board of Pacific Corp.

			None	None	214

Name, Address and Age	Position with the Fund	Principal Occupations During Past Five Years and Other Directorships	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to Be Overseen in Family of Investment Companies**(2)	Number of Portfolios in Fund Complex Overseen by Director

Independent Nominees

Wayne E. Hedien† c/o Mayer, Brown, Rowe & Maw 1675 Broadway New York, NY 10019 (68)	Nominee for Director of the Fund	Retired; Director of the PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of the Field Museum of Natural History; Director of various other business and charitable organizations; Director or Trustee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly associated with the Allstate Companies, most recently as Chairman of The Allstate Corporation and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company.	None	None	214

Dr. Manuel H. Johnson† c/o Johnson Smick International, Inc. 2099 Pennsylvania Avenue N.W. Suite 950 Washington, DC 20006 (54)	Nominee for Director of the Fund	Senior Partner, Johnson Smick International, Inc. (consulting firm); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director of NVR, Inc. (home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization of the Financial Accounting Standards Board); Director or Trustee and Chairman of the Audit Committee of the Retail Funds and the TCW/DW Term Trust 2003; Formerly, Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	None	None	214

†	Nominee for election as a Director of the Fund at the Meeting.
(1)	Messrs. Barrett, Gerrity, Jones, McLean, Morong and Morton each have tendered their resignations as Directors effective July 31, 2003 (or, if the Fund’s Shareholder meeting is not held by then, on such later date as the meeting is held).
**	This information has been furnished by each Director and nominee. The dollar values in this table are based upon the market price of the Fund’s shares as of April 10, 2003.
(2)	The term “Family of Investment Companies” refers to certain registered investment companies, including the Fund, which are advised by the Manager or share the same principal underwriter and are held out to investors as related companies for the purposes of investment and investor services.

Certain information regarding the officers of the Fund is set forth below:

Name, Address and Age	Position and Term of Office with the Funds	Principal Occupations During Past Five Years
Ronald E. Robison* 1221 Avenue of the Americas New York, NY 10020 (64)	President of the Fund since 2001

Chief Global Operations Officer and Managing Director of MSIM; Managing Director of Morgan Stanley & Co. Incorporated; Managing Director of Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; President, Chief Executive Officer and Director of Morgan Stanley Trust; Director or Trustee and President of various U.S. registered investment companies managed by MSIM; Vice President of the Retail Funds; Formerly, Managing Director and Chief Operating Officer of TCW Funds Management and Managing Director of Trust Company of the West.

Stefanie V. Chang* 1221 Avenue of the Americas New York, NY 10020 (36)	Vice President of the Fund since 1997

Executive Director of Morgan Stanley & Co. Incorporated and MSIM; Officer of various U.S. registered investment companies managed by MSIM; Assistant Secretary of the Retail Funds and Secretary of various U.S. registered investment companies managed by Van Kampen Investment Advisory Corp. and Van Kampen Asset Management Inc.; Previously practiced law with the New York law firm of Clifford Chance US LLP (formerly Rogers & Wells).

Lorraine Truten* 1221 Avenue of the Americas New York, NY 10020 (41)	Vice President of the Fund since 2001	Executive Director of MSIM; President of Morgan Stanley Distribution, Inc.; Officer of various U.S. registered investment companies managed by MSIM.

Mary E. Mullin* 1221 Avenue of the Americas New York, NY 10020 (36)	Secretary of the Fund since 1999

Vice President of Morgan Stanley & Co. Incorporated and MSIM; Officer of various U.S. registered investment companies managed by MSIM; Previously practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

James W. Garrett* 1221 Avenue of the Americas New York, NY 10020 (34)	Treasurer of the Fund since 2002

Executive Director of Morgan Stanley & Co. Incorporated and MSIM; Officer of various U.S. registered investment companies managed by MSIM; Previously with PriceWaterhouseCoopers LLP (formerly PriceWaterhouse LLP).

Michael Leary 73 Tremont Street Boston, MA 02108 (37)	Assistant Treasurer of the Fund since 2003

Vice President and Senior Manager of Fund Administration and Compliance of J.P. Morgan Investor Services Co.; Officer of various U.S. registered investment companies managed by MSIM; Formerly with Ernst & Young LLP.

*	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. Robison, Mr. Garrett, Ms. Chang, Ms. Truten and Ms. Mullin are officers of the Manager.

Based on information furnished by each Independent Director as of April 10, 2003, neither any Independent Director nor any immediate family member of any Independent Director owned any securities of the Manager or its affiliates as of such date.

Compensation of Directors and Officers

Certain of the Independent Directors have entered into a deferred fee arrangement (the “Fee Arrangement”) with the Fund, pursuant to which such Director may defer to a later date the receipt of the Director’s fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

Under the Fee Arrangement, deferred Director’s fees (including the return accrued thereon) will become payable by the Fund in cash upon such Director’s resignation from the Board of Directors of the Fund in a lump sum or in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director’s resignation occurred. In the event of a Director’s death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director’s right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director’s service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund’s assets and property to its Shareholders (other than in connection with a reorganization or merger into another fund advised by MSIM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

Set forth on the following page are tables showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSIM or its affiliates (collectively, the “Fund Complex”) for their services as Directors of such investment companies for the fiscal year ended 2002 for each fund in the Fund Complex. In all cases, there were no pension or retirement benefits accrued as part of the Fund’s expenses.

Name of Current Directors	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex Paid to Directors(2)(3)
Interested Directors
Merin(1)	None	None
Robison(1)	None	None

Independent Directors
Barrett	$3,459	$90,000
Gerrity	3,425	89,000
Jones	3,508	93,500
Kearns(3)	3,651	95,500
McLean(3)	3,459	90,000
Morong(3)	3,459	90,000
Morton	3,425	89,000
Nugent(4)	3,459	296,475
Reid(3)	3,638	95,500

(1)	“Interested person” of the Fund within the meaning of the 1940 Act.
(2)	Amounts shown in this column also include amounts received by each Director for service on the Boards of several other funds affiliated with the Fund, which are part of the Fund Complex, a portion of which will be paid in 2003.
(3)	Amounts shown in this table include certain amounts deferred by Messrs. Kearns, McLean, Morong and Reid, in each case pursuant to the Fee Arrangement described above. For the amounts deferred by Messrs. Kearns, McLean, Morong and Reid, please refer to the table on page 17 of this joint proxy statement.
(4)	Michael Nugent is a participant in a retirement program adopted by certain of the Retail Funds (the “Adopting Funds”) pursuant to which he is entitled to retirement payments upon reaching the eligible retirement age. Annual payments are based on his length of service. As of the calendar year ended December 31, 2002, retirement benefits accrued by the Adopting Funds and his estimated benefit upon retirement from all Adopting Funds were $32,362 and $62,646, respectively.

Name of Nominees	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex Paid to Nominees(2)
Nominees for Interested Director
Fiumefreddo(1)	None	$360,000
Higgins(1)	None	None
Purcell(1)	None	None

Nominees for Independent Director
Bozic	None	$159,650
Garn	None	159,650
Hedien	None	158,950
Johnson	None	226,063

(1)	“Interested person” of the Fund within the meaning of the 1940 Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds.
(2)	Amounts shown in this column also include amounts received by each nominee for service on the Boards of several other funds affiliated with the Fund, which are part of the Fund Complex.

The following table sets forth information regarding amounts deferred by certain Directors of their aggregate compensation from the Fund and the Fund Complex, in each case pursuant to the Fee Arrangement described above.

Name of Directors	Total Deferred Compensation from Fund	Total Deferred Compensation from Fund and Fund Complex
Kearns	$3,651	$92,000
McLean	3,459	87,000
Morong	3,459	87,000
Reid	3,638	88,632

The Board of Directors of the Fund recommends that you vote “FOR” the election of the nominees as Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Appendix A sets forth the beneficial owners of more than 5% of each class of each Portfolio’s shares. To the knowledge of the Fund’s management, as of April 10, 2003 no person owned beneficially more than 5% of any Portfolio’s outstanding shares except as stated in Appendix A.

As of April 10, 2003, to the knowledge of the Fund’s Adviser, the Directors and executive officers of the Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund or any series thereof.

ADDITIONAL INFORMATION

General

The election of the nominees as Directors of the Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. The presence at any Shareholders’ meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of the Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the election of the nominees for election as Directors of the Fund is not obtained at the Meeting with respect to one or more companies, the Proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxy votes if the election of the nominees for election as Directors of the Fund did not receive the vote necessary for their passage or to obtain a quorum. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions will be treated as shares that are present but which have not been voted. Accordingly, Shareholders are urged to forward their voting instructions promptly.

Principal Underwriter and Administrator

MSIM serves as the Administrator of the Fund. Morgan Stanley & Co. Incorporated, whose principal address is 1585 Broadway, New York NY 10036, is the principal underwriter for the Fund.

AUDIT COMMITTEE REPORT AND AUDITOR FEES

Report of the Audit Committee

At a meeting held on February 13, 2003, the Board of Directors of the Fund, including a majority of the Directors who are not “interested persons,” as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2003. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1 and has discussed with Ernst & Young LLP their independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

Audit Fees

The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of the Fund’s financial statements for the fiscal year ended December 31, 2002 were $213,700.

Audit-Related Fees

There were no fees paid by the Fund to Ernst & Young LLP related to the annual audit of the Fund’s financial statements for the fiscal year ended December 31, 2002.

Tax Fees

The aggregate fees paid to Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for the Fund for the fiscal year ended December 31, 2002 were $34,300, which represents fees paid for the review of the Federal, state and local tax returns for the Fund.

All Other Fees

There were no fees paid by the Fund to Ernst & Young LLP for all other products and services not set forth above for the Fund for the fiscal year ended December 31, 2002.

Aggregate Non-Audit Fees paid by the Manager and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Manager and to any entities controlling, controlled by or under common control with the Manager for the fiscal year ended December 31, 2002 amounted to $774,000. Such services for the 2002 fiscal year included: (i) audit-related fees of $98,000 for the issuance of a report under Statement on Accounting Standards No. 70 titled “Reports on the Processing of Transactions by Service Organizations” and (ii) all other fees of $676,000 related to services such as performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of the Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Manager is compatible with maintaining the independence of Ernst & Young LLP.

Submission of Shareholder Proposals

Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund at the address shown at the beginning of the Proxy Statement, within a reasonable time before the Fund begins to print and mail its proxy materials for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund.

Shareholders who do not expect to be present at the meeting and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

MARY E. MULLIN

Secretary

Dated: May 5, 2003

APPENDIX A

Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficial Ownership	Percent of Class

Active International Allocation I	Morgan Stanley Group Attn: Karen Terry 1221 Avenue of the Americas New York, NY 10020	2,660,701.073	37.58%

	Hartford Life & Annuity Insurance Co. Separate Account Three Attn: David Ten Broeck P.O. Box 2999 Hartford, CT 06104-2999	2,660,701.073	29.61%

	The Travelers Sep. Acct. ABD 2 For Variable Annuities & Sep. Acct. of P.O. Box 990027 Hartford, CT 06199-0027	2,660,701.073	26.77%

Active International Allocation II	Allstate Life Insurance 3100 Sanders Rd. Northbrook, IL 60062	36,403.100	100.00%

Core Plus Fixed Income I	Hartford Life & Annuity Insurance Co. Separate Account Three Attn: David Ten Broeck P.O. Box 2999 Hartford, CT 06104-2999	28,111,139.072	39.76%

	United Of Omaha Life Insurance Co. Attn: Product ACCTG & REP. O RTING. 11th Flr. Mutual Of Omaha Plaza Omaha, NE 68175	28,111,139.072	11.21%

	ICMG HL Omniflex Life Separate Account Attn: Carol Lewis P.O. Box 2999 Hartford, CT 06104-2999	28,111,139.072	10.60%

	Allmerica Financial Life Insurance & Annuity Company Attn: Separate Account Mail Station S-310 Worcester, MA 01653	28,111,139.072	7.16%

	Annuity Investors Life Insurance Co. P.O. Box 5423 Cincinnati, OH 45201-5423	28,111,139.072	6.08%

	Hartford Life Insurance Company Separate Account Three Attn: David Ten Broeck P.O. Box 2999 Hartford, CT 06104-2999	28,111,139.072	5.44%

Emerging Markets Debt I	Fidelity Investments Life Insurance Company 82 Devonshire St. R27A Boston, MA 02109	19,653,299.766	38.05%

	Nationwide Life Insurance Company c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	19,653,299.766	29.96%

Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficial Ownership	Percent of Class
	Nationwide Life Insurance NWVA-II c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	19,653,299.766	14.41%

Emerging Markets Debt II	Integrity Life Insurance Company 515 West Market St. Louisville, KY 40202	35,694.870	52.43%

	Allstate Life Insurance 3100 Sanders Rd. Northbrook, IL 60062	35,694.870	25.09%

	Nationwide Life Insurance NWVA-II c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	35,694.870	12.30%

	National Integrity Life Insurance Company 515 West Market St. Louisville, KY 40202	35,694.870	10.17%

Emerging Markets Equity I	NYLIAC NYLIM Center 169 Lackawanna Ave. Parsippany, NJ 07054	24,888,690.558	29.67%

	Fidelity Investments Life Insurance Company 82 Devonshire St. R27A Boston, MA 02109	24,888,690.558	19.63%

	Allstate Life Insurance Company—NB Attn: Financial Control P.O. Box 94200 Palatine, IL 60094	24,888,690.558	13.35%

Emerging Markets Equity II	National Integrity Life Insurance Company 515 West Market St. Louisville, KY 40202	9,391.491	72.54%

	Integrity Life Insurance Company 515 West Market St. Louisville, KY 40202	9,391.491	27.46%

Equity Growth I	Allstate Life Insurance Company—NB Attn: Financial Control P.O. Box 94200 Palatine, IL 60094	8,009,615.833	56.09%

	American General Life Insurance Company Attn: Debbie Kerai P.O. Box 1591 Houston, TX 77251-1591	8,009,615.833	9.93%

	AIG Life Insurance Co. Sep. Acct. IV 1 Alico Plaza Wilmington, DE 19801	8,009,615.833	9.54%

	The Travelers Sep. Acct. ABD 2 For Variable Annuities & Sep. Acct. of P.O. Box 990027 Hartford, CT 06199-0027	8,009,615.833	7.50%

Global Value Equity I	Fidelity Investments Life Insurance Company 82 Devonshire St. R27A Boston, MA 02109	7,772,555.695	44.77%

Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficial Ownership	Percent of Class
	Ameritas Variable Life Insurance Co. Attn: Mary Anne Spearman P.O. Box 82550 Lincoln, NE 68501-2550	7,772,555.695	16.27%

	The Travelers Sep. Acct. ABD 2 For Variable Annuities & Sep. Acct. of P.O. Box 990027 Hartford, CT 06199-0027	7,772,555.695	15.07%

	American General Life Insurance Company Attn: Debbie Kerai P.O. Box 1591 Houston, TX 77251-1591	7,772,555.695	7.09%

High Yield I	Hartford Life & Annuity Insurance Co. Separate Account Three Attn: David Ten Broeck P.O. Box 2999 Hartford, CT 06104-2999	7,842,515.615	51.68%

	Kemper Investors Life Ins. Co.—Series I Tower 1, 17th Floor 1400 American Way Schaumburg, IL 60173	7,842,515.615	10.34%

	American General Life Insurance Company Attn: Debbie Kerai P.O. Box 1591 Houston, TX 77251-1591	7,842,515.615	10.01%

	Transamerica Life Insurance And Suite 700 401 North Tryon St. Charlotte, NC 28210	7,842,515.615	9.23%

	Lincoln Benefit Life Nebraska Service Center 2940 South 84th St. Lincoln, NE 68506	7,842,515.615	5.62%

International Magnum I	Fidelity Investments Life Insurance Company 82 Devonshire St. R27A Boston, MA 02109	9,181,591.543	40.48%

	Allstate Life Insurance Company—NB Attn: Financial Control P.O. Box 94200 Palatine, IL 60094	9,181,591.543	26.23%

	General American Life Insurance Separate Account Thirty-Four B 13045 Tesson Ferry Rd. Saint Louis, MO 63128	9,181,591.543	12.73%

	Ameritas Variable Life Insurance Co. Attn: Mary Anne Spearman P.O. Box 82550 Lincoln, NE 68501-2550	9,181,591.543	5.34%

Mid Cap Growth I	Nationwide Life Insurance Company c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	6,382,676.200	31.27%

Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficial Ownership	Percent of Class

	Allstate Life Insurance Company—NB Attn: Financial Control P.O. Box 94200 Palatine, IL 60094	6,382,676.200	27.11%

	The Travelers Sep. Acct. ABD 2 For Variable Annuities & Sep. Acct. of P.O. Box 990027 Hartford, CT 06199-0027	6,382,676.200	16.75%

	ICMG HL Omniflex Life Separate Account Attn: Carol Lewis P.O. Box 2999 Hartford, CT 06104-2999	6,382,676.200	7.46%

	Lincoln Benefit Life Nebraska Service Center 2940 South 84th St. Lincoln, NE 68506	6,382,676.200	6.94%

	Nationwide Life Insurance Company c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	6,382,676.200	6.23%

Money Market I	AIG Life Insurance Co. Sep. Acct. IV 1 Alico Plaza Wilmington, DE 19801	87,055,433.990	97.67%

Technology I	Phoenix Home Life Insurance Co. 10 Krey Blvd. Rensselaer, NY 12144	9,835,129.370	31.55%

	Kemper Investors Life Ins. Co.—Series I Tower 1, 17th Floor 1400 American Way Schaumburg, IL 60173	9,835,129.370	22.36%

	Phoenix Home Life Variable Insurance Co. 10 Krey Blvd. Rensselaer, NY 12144	9,835,129.370	18.35%

	Hartford Life & Annuity Insurance Co. Separate Account Three Attn: David Ten Broeck P.O. Box 2999 Hartford, CT 06104-2999	9,835,129.370	11.24%

	The Travelers Sep. Acct. ABD 2 For Variable Annuities & Sep. Acct. of P.O. Box 990027 Hartford, CT 06199-0027	9,835,129.370	10.59%

U.S. Mid Cap Core (formerly Mid Cap Value)	Allstate Life Insurance Company—NB Attn: Financial Control P.O. Box 94200 Palatine, IL 60094	15,013,337.137	47.84%

	Hartford Life & Annuity Insurance Co. Separate Account Three Attn: David Ten Broeck P.O. Box 2999 Hartford, CT 06104-2999	15,013,337.137	20.74%

	The Travelers Sep. Acct. ABD 2 For Variable Annuities & Sep. Acct. of P.O. Box 990027 Hartford, CT 06199-0027	15,013,337.137	11.90%

Portfolio	Name and Address of Beneficial Owner	Amount of Shares Beneficial Ownership	Percent of Class

	American General Life Insurance Company Attn: Debbie Kerai P.O. Box 1591 Houston, TX 77251-1591	15,013,337.137	6.61%

U.S. Real Estate I	Nationwide Life Insurance Company c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	42,698,587.416	30.98%

	Nationwide Life Insurance NWVA-II c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	42,698,587.416	24.17%

	Allstate Life Insurance Company—NB Attn: Financial Control P.O. Box 94200 Palatine, IL 60094	42,698,587.416	8.97%

	Ohio National Life Insurance Company c/o Dawn Caine 1 Financial Way Cincinnati, OH 45242	42,698,587.416	6.81%

	Nationwide Life Insurance Company c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	42,698,587.416	5.33%

U.S. Real Estate II	Allstate Life Insurance 3100 Sanders Rd. Northbrook, IL 60062	109,524.358	95.51%

Value I	The Travelers Sep. Acct. ABD 2 For Variable Annuities & Sep. Acct. of P.O. Box 990027 Hartford, CT 06199-0027	3,891,983.262	38.69%

	American General Life Insurance Company Attn: Debbie Kerai P.O. Box 1591 Houston, TX 77251-1591	3,891,983.262	24.20%

	Annuity Investors Life Insurance Co. P.O. Box 5423 Cincinnati, OH 45201-5423	3,891,983.262	12.61%

	General American Life Insurance Separate Account Thirty-Four B 13045 Tesson Ferry Rd. Saint Louis, MO 63128	3,891,983.262	10.94%

VOTING INSTRUCTION CARD	THE UNIVERSAL INSTITUTIONAL FUNDS, INC.	VOTING INSTRUCTION CARD
C/O MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

[Fund-name Drop In]

[Insurance Company Name Drop In]

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG and MARY E. MULLIN, and each of them, as proxies for the undersigned with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Fund held of record by the undersigned on April 10, 2003 at the Special Meeting of Shareholders to be held on June 5, 2003, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated May 5, 2003.

This Voting Instruction Card when properly executed will be voted in the manner directed herein by the undersigned, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Voting Instruction Card will be voted for the election of the nominees as Directors for the Fund.

CONTROL NUMBER: 999 9999 9999 999

Note:  Please sign exactly as your name appears. When shares are held by joint tenants, each joint tenant must sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer’s office. If a partnership, please sign in partnership name.

Signature

Signature of joint owner, if any

Date

THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PLEASE MARK YOUR VOTES AS IN THIS SAMPLE. EXAMPLE:

1. NOMINEES:			FOR	WITHHOLD	FOR ALL
			ALL	ALL	EXCEPT
01 Michael Bozic	02 Charies A. Fiumefreddo	03 Edwin J. Garn	☐	☐	☐
04 Wayne E. Hedien	05 James Higgins	06 Dr. Manuel H. Johnson
07 Phillip J. Purcell

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.